Exhibit 11 under Form N-1A
                                Exhibit 23 under Item 601/Reg. S-K



                              ARTHUR ANDERSEN LLP










                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 29 to Form N-1A Registration Statement of Tax-Free Instruments Trust of our report dated April 24, 1997, on the financial statements as of March 31, 1997, included in or made a part of this registration statement.





                         /s/ Arthur Andersen LLP
                         ARTHUR ANDERSEN LLP




Pittsburgh, Pennsylvania,
May 22, 1997